EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitstream Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

1.               The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

SIGNATURE	TITLE	DATE

/s/ Charles Ying	Chief Executive Officer	May 14, 2003
Charles Ying

/s/ Anna M. Chagnon	President, Chief Operating Officer, and General Counsel	May 14, 2003
Anna M. Chagnon

/s/ James P. Dore	Vice President, Chief Financial Officer and Controller (Principal Financial and Accounting Officer)	May 14, 2003
James P. Dore